UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 9,  2005

THE DIRECTV GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31945	52-1106564
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     Other Events.

The following information was inadvertently omitted from the DIRECTV Group, Inc. (the “Company”) Proxy Statement for the 2005 Annual Meeting of Stockholders;

1.  The DIRECTV Code of Ethics and Business Conduct is available on the Company’s web site, at www.directv.com, and is available in print form to any stockholder who requests it.

2.  The procedure by which an interested party can communicate to a non-management director is as follows:

Stockholder Access to Non-Management Directors

The Nominating and Corporate Governance Committee has adopted the procedures set forth below by which stockholders and other interested persons with concerns regarding the Company may communicate directly with the Chairman of the Nominating and Corporate Governance Committee or all non-management directors as a group.  The Committee has appointed Janet Williamson (janet.williamson@directv.com or 1-800-860-4031) to act as agent for this purpose.

Procedures:

(1) Following receipt of a communication, the agent shall consult with the General Counsel to determine if the communication should be directed to the Ethics Officer for disposition in accordance with the Company’s Procedure for Handling Ethics Complaints (“Ethics Procedure”) and/or should be provided to the Chairman of the Nominating and Corporate Governance Committee for disposition as provided below.

(2)  Based on the outcome of the above, the agent shall:

•                  Provide the communication to the Ethics Officer for processing in accordance with the Ethics Procedure and notify the Chairman of the Committee that she has done so; or

•                  Provide the actual communication, or a summary thereof (as approved by the General Counsel), to the Committee Chairman.

(3) Following receipt of any communication or summary, the Committee Chairman, in consultation with the General Counsel or independent legal counsel, as the Committee Chairman deems appropriate, will determine whether the communication or summary shall be given to all non-management directors and whether such material or other information will be given to management directors.

(4) In any case, the agent shall retain copies of all such communications and make such communications available to non-management directors, or to management directors, as directed by the Chairman of the Committee.

3.  One of the members of the Audit Committee simultaneously serves on the audit committee of more than three public companies.  The Board of Directors has determined that such simultaneous service will not impair the ability of such member to effectively serve on the Company’s Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.
(Registrant)

Date: December 9, 2005	By:	/s/ Larry Hunter
	Name:	Larry Hunter
	Title:	Executive Vice President and
General Counsel